SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 30, 1997
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                            AXSYS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                       0-16182                 11-1962029
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(State or other jurisdiction)         (Commission)             (IRS Employer
                                                          Identification Number)


                  645 MADISON AVENUE, NEW YORK, NEW YORK 10022
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          (Address of principal executive offices, including zip code)


                                 (212) 593-7900
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               Registrant's telephone number, including area code

      On May 30, 1997, Axsys Technologies, Inc. a Delaware Corporation (the "Company") acquired Teletrac, Inc., a California corporation ("Teletrac"). This transaction was reported on Item 2 on Form 8-K, dated June 13, 1997.

      This form 8-K, dated August 13, 1997, provides the pro forma financial information required by Item 7(b) as follows:

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (b) Pro Forma Financial Information

            The following unaudited pro forma condensed statements of operations of the Company for the three months ended March 31, 1997 (attached as Exhibit 7(b)(.1)) and the year ended December 31, 1996 (attached as Exhibit 7(b)(.2)), present results for the Company as if the Company's acquisition of Teletrac had occurred as of January 1, 1996. Teletrac's fiscal year does not coincide with a calendar year. As such, the pro forma condensed statements of operations for the three months ended March 31, 1997 and the year ended December 31, 1996, include Teletrac's historical results for the quarter ended April 30, 1997 and the year ended January 31, 1997, respectively. The pro forma condensed balance sheet of the Company as of March 31, 1997 (attached as Exhibit 7(b)(.3)) gives effect to the acquisition as if it had occurred as of March 31, 1997. The unaudited pro forma financial information does not purport to represent what the Company's financial position or results of operations actually would have been had the acquisition in fact occurred on the dates indicated, or to project the Company's financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that the Company currently believes are reasonable in the circumstances. The unaudited financial information should be read in conjunction with the accompanying notes thereto (attached as Exhibit 7(b)(.4)); the separate historical condensed financial statements of the Company as of and for the three month period ended March 31, 1997 which are contained in the Company's Quarterly Report on Form 10-Q for such period; and the historical financial statements of the Company as of and for the year ended December 31, 1996 which are contained in the Company's Annual Report on Form 10-K for such period.

            The pro forma adjustments and pro forma combined amounts are provided for informational purposes only. The Company's financial statements will reflect the effects of the acquisition and related financing transaction only from the date such events occurred. The pro forma adjustments are applied to the historical financial statements to, among other things, account for the acquisition as a purchase. Under purchase accounting, the total purchase cost will be allocated to the Teletrac assets and liabilities based on their fair values. Allocations are subject to analysis and valuations as of the date of the acquisition which are not yet completed. Accordingly, the final allocations will be different from the amounts reflected herein. Although the final allocations will differ, the unaudited pro forma financial information reflects management's best estimate based on currently available information.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                                    Axsys Technologies, Inc.
                                                    ------------------------
                                                    Registrant


Date:  August 13, 1997                           By: /s/ Raymond F. Kunzmann
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                                                    Raymond F. Kunzmann
                                                    Vice President


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